                                   UAM Funds
                                   Funds for the Informed Investor



FMA Small Company Portfolio

Semi-Annual Report                 April 30, 1999












                                   UAM

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                     APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   3
Statement of Assets and Liabilities.........................................   6
Statement of Operations.....................................................   7
Statement of Changes in Net Assets..........................................   8
Financial Highlights........................................................   9
Notes to Financial Statements...............................................  11

--------------------------------------------------------------------------------

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------


May 1999

Dear Shareholder:

The small cap market, as measured by the Russell 2000 Index, posted a 15.1% advance for the six-month period ended April 30, 1999. However, the returns among industry sectors were quite disparate with the technology sector roaring ahead 26.6% leaving the consumer staples sector behind with a negative 8.7% return. In fact, for the six-month period, only three sectors--technology, telecommunications and consumer discretionary--outperformed the small cap benchmark. This phenomenon is also apparent when examining the returns of the Russell 2000 Growth Index, which jumped 25.7% in the period compared with the Russell 2000 Value Index, which advanced just 4.4% in the period. Needless to say, small cap value investors recorded the lowest returns when compared to their growth and large cap peers for the period. Given this challenging in-vestment environment, UAM FMA Small Company Portfolio's Institutional Class Shares returned negative 5.14% for the six-month period ended April 30, 1999, and the Institutional Service Class Shares returned negative 5.16% during the same period.

With that being said, we believe April marks the beginning of a shift in mar-ket leadership across market capitalization, investment style and market sec-tors. For the month of April, small cap equities outperformed their large cap peers with the Russell 2000 Index advancing 9%, the S&P MidCap Index climbing 8% and the S&P 500 Index adding 4% for the month. A confluence of events in-cluding a resurgence of economic strength in the United States, an expected rebound in the economies of the Far East and the likelihood of an increase in inflation driven by higher commodity prices has caused investors to re-examine their investment focus. As such, investors have shifted their attention toward economically sensitive industries which benefit from the factors described above. At the same time, valuation measures are being more closely scrutinized given a recent change in expectations that interest rates will likely rise in the future. The economic backdrop outlined above suggests that current market valuations may be suspect and if so, the likelihood that a small cap, value-based investment style will outperform is increasing.

We have repositioned the UAM FMA Small Company Portfolio based on this invest-ment outlook. The Portfolio is overweighted in the basic industries, energy and capital goods sectors and moving toward an overweighted position in con-sumer cyclicals as well. Finally, the Portfolio's financial overweighting will be maintained despite our expectation for a modest increase in interest rates given the sector's attractive valuation, the prospects for solid loan growth and the likelihood of increased consolidation within the sector as Year 2000 issues subside. The Portfolio's

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------


underweighted positions in the technology, utilities and transportation sec-tors will be maintained.

We believe the small cap value investor is well positioned to capitalize on the trends taking place in the market. Relative valuation remains attractive and fundamental earnings power is forecast to accelerate for small cap compa-nies. We remain committed to achieving a superior performance record for the UAM FMA Small Company Portfolio and remain confident our process and strategy will bring continued success.

Yours truly,

Kathryn A. Vorisek
Senior Vice President and Portfolio Manager
    The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. A
     Portfolio's performance assumes the reinvestment of all dividends and distributions.
   There are no assurances that a Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 A Portfolio's holdings are subject to change because it is actively managed.
   Portfolio changes should not be considered recommendations for action by individual investors.

                       Definition of Comparative Indices

Russell 2000 Growth Index contains those Russell 2000 Index securities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.
Russell 2000 Value Index contains those Russell 2000 Index securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
S&P Midcap 400 Index consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.
S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.
    The comparative indices assume reinvestment of dividends and, unlike a Portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.
      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                     APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 94.3%

                                                            Shares    Value+
                                                            ------- -----------

AUTOS & TRANSPORTATION - 4.9%
 *Atlantic Coast Airlines Holdings, Inc. ..................  58,600 $ 1,809,275
 Borg-Warner Automotive, Inc. .............................  80,300   4,557,025
 Werner Enterprises, Inc. ................................. 120,612   2,291,628
                                                                    -----------
                                                                      8,657,928
                                                                    -----------
CONSUMER PRODUCTS - 23.8%
 Applebee's International, Inc. ...........................  73,600   1,899,800
 *Aurora Foods, Inc. ...................................... 231,200   3,439,100
 *Aviation Sales Co. ......................................  40,700   1,628,000
 Bob Evans Farm, Inc. ..................................... 160,710   2,943,002
 *Brinker International, Inc. ............................. 112,711   3,113,641
 *Canandaigua Brands, Inc., Class A........................  51,450   2,649,675
 Claire's Stores, Inc. ....................................  82,700   2,739,438
 *Cox Radio, Inc., Class A.................................  70,300   3,427,125
 Earthgrains Co. .......................................... 198,700   4,209,956
 Great Atlantic & Pacific Tea Co., Inc. ................... 111,000   3,413,250
 Lance, Inc. .............................................. 181,460   2,517,758
 McClatchy Co., Class A....................................   7,000     251,125
 Meredith Corp. ...........................................  26,374     967,596
 *Performance Food Group Co. .............................. 131,400   3,482,100
 *ShopKo Stores, Inc. ..................................... 124,900   4,285,631
 Smucker (J.M.) Co., Class B...............................  57,036     998,130
                                                                    -----------
                                                                     41,965,327
                                                                    -----------
ENERGY - 3.7%
 *BJ Services Co. .........................................  54,600   1,460,550
 ENSCO International, Inc. ................................  46,500     863,156
 *Santa Fe Energy Resources, Inc. ......................... 460,073   4,140,657
                                                                    -----------
                                                                      6,464,363
                                                                    -----------
FINANCE - 23.6%
 Century South Banks, Inc. ................................  76,500   1,989,000
 Community First Bankshares, Inc. ......................... 156,700   3,202,556
 Fidelity National Corp. .................................. 141,700   1,257,588
 First Financial Holdings, Inc. ........................... 112,800   2,248,950
 First Midwest Bancorp, Inc. ..............................  37,600   1,501,650
 HCC Insurance Holdings, Inc. .............................  85,600   1,808,300
 *HealthCare Financial Partners, Inc. .....................  60,700   2,048,625
 InterWest Bancorp, Inc. .................................. 123,600   2,827,350

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                     APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares    Value+
                                                            ------- -----------
FINANCE - continued
 Investors Financial Services Corp. ....................... 123,348 $ 4,486,783
 Legg Mason, Inc. .........................................  69,500   2,423,813
 Premier Bancshares, Inc. ................................. 207,250   4,067,281
 UMB Financial Corp. ......................................  73,215   3,065,878
 United Bankshares, Inc. .................................. 145,400   3,853,100
 U.S. Trust Corp. .........................................  32,600   2,978,825
 Webster Financial Corp. .................................. 128,800   3,960,600
                                                                    -----------
                                                                     41,720,299
                                                                    -----------
HEALTH CARE - 6.9%
 *IDEXX Laboratories, Inc. ................................ 148,900   3,368,862
 *NCS HealthCare, Inc., Class A............................ 140,500   1,808,937
 Owens & Minor, Inc., Holding Company...................... 272,750   2,693,406
 *Universal Health Services, Inc., Class B.................  83,590   4,331,007
                                                                    -----------
                                                                     12,202,212
                                                                    -----------
INDUSTRIAL - 15.2%
 AK Steel Holding Corp. ...................................  65,100   1,692,600
 ANTEC Corp. ..............................................  16,900     458,412
 Applied Power, Inc., Class A.............................. 104,940   3,312,169
 Chesapeake Corp. .........................................  60,900   1,979,250
 Granite Construction, Inc. ............................... 155,000   4,427,188
 Lone Star Industries, Inc. ............................... 129,200   4,610,825
 *Nortek, Inc. ............................................ 104,456   3,022,696
 Rayonier, Inc. ...........................................  48,200   2,199,125
 *Terex Corp. ............................................. 161,800   5,116,925
                                                                    -----------
                                                                     26,819,190
                                                                    -----------
REAL ESTATE INVESTMENT TRUST - 3.2%
 CBL & Associates Properties, Inc. ........................  78,900   1,937,981
 Nationwide Health Properties, Inc. ....................... 184,070   3,738,922
                                                                    -----------
                                                                      5,676,903
                                                                    -----------
TECHNOLOGY - 6.4%
 *CSG Systems International, Inc. .........................  42,400   1,637,700
 National Computer Systems, Inc. .......................... 127,600   3,572,800
 *Progress Software Corp. .................................  53,500   1,217,125
 *RadiSys Corp. ...........................................  95,300   2,978,125
 *Vishay Intertechnology, Inc. ............................ 106,700   1,860,581
                                                                    -----------
                                                                     11,266,331
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
                                     APRIL 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares    Value+
                                                            ------- -----------
UTILITIES - 6.6%
 CILCORP, Inc. ............................................  65,300 $ 3,950,650
 MDU Resources Group, Inc. ................................ 155,750   3,319,422
 NorthWestern Corp. ....................................... 172,100   4,453,088
                                                                    -----------
                                                                     11,723,160
                                                                    -----------
 TOTAL COMMON STOCKS (Cost $172,530,210)........................... 166,495,713
                                                                    -----------

SHORT-TERM INVESTMENT  - 5.5%

                                                         Face
REPURCHASE AGREEMENT - 5.5%                             Amount
                                                      ----------
 Chase Securities, Inc. 4.87%, dated 4/30/99, due
  5/3/99, to be repurchased at 9,667,922,
  collateralized by $8,937,195 of various U.S.
  Treasury Notes, 5.50%-7.00% due 5/15/06-05/15/08,
  valued at $9,669,093 (Cost $9,664,000)............. $9,664,000     9,664,000
                                                                 -------------
 TOTAL INVESTMENTS - 99.8% (Cost $182,194,210) (a)..............   176,159,713
                                                                 -------------
 OTHER ASSETS AND LIABILITIES (NET) - 0.2%......................       392,028
                                                                 -------------
 NET ASSETS - 100%.............................................. $ 176,551,741
                                                                 =============

  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $182,194,210. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $6,034,497. This consisted of aggregate gross unrealized appreciation for all securities of $9,537,955 and aggregate gross unrealized depreciation for all securities of $15,572,452.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                     APRIL 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost............................................. $182,194,210
                                                                  ============
Investments, at Value -- Note A...................... ........... $176,159,713
Cash.............................................................          862
Receivable for Investments Sold..................................    3,142,892
Receivable for Portfolio Shares Sold.............................       26,183
Dividends Receivable.............................................      110,622
Interest Receivable..............................................        1,307
Other Assets.....................................................       10,300
                                                                  ------------
 Total Assets....................................................  179,451,879
                                                                  ------------
Liabilities
Payable for Investments Purchased................................    2,691,371
Payable for Portfolio Shares Redeemed............................      139,686
Payable for Investment Advisory Fees -- Note B...................       42,090
Payable for Administrative Fees -- Note C........................       22,788
Payable for Custodian Fees -- Note D.............................        1,918
Payable for Distribution and Service Fees -- Note E..............          690
Payable for Directors' Fees -- Note G............................        1,595
                                                                  ------------
 Total Liabilities...............................................    2,900,138
                                                                  ------------
Net Assets....................................................... $176,551,741
                                                                  ============
Net Assets Consist of:
Paid in Capital.................................................. $199,762,155
Undistributed Net Investment Income..............................      170,145
Accumulated Net Realized Loss....................................  (17,346,062)
Unrealized Depreciation..........................................   (6,034,497)
                                                                  ------------
Net Assets....................................................... $176,551,741
                                                                  ============
Institutional Class Shares:
Net Assets....................................................... $175,876,088
Shares Issued and Outstanding ($0.001 par value) (Authorized
 25,000,000).....................................................   12,798,621
Net Asset Value, Offering and Redemption Price Per Share......... $      13.74
                                                                  ============
Institutional Service Class Shares:
Net Assets....................................................... $    675,653
Shares Issued and Outstanding ($0.001 par value) (Authorized
 10,000,000).....................................................       49,146
Net Asset Value, Offering and Redemption Price Per Share......... $      13.75
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                     FOR THE SIX MONTHS ENDED
                                     APRIL 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends........................................................ $  1,232,978
Interest.........................................................      286,809
                                                                  ------------
 Total Income....................................................    1,519,787
                                                                  ------------
Expenses
Investment Advisory Fees -- Note B...............................      747,834
Administrative Fees -- Note C....................................      200,902
Shareholder Servicing Fees.......................................      111,527
Registration and Filing Fees.....................................       27,958
Printing Fees....................................................       11,779
Custodian Fees -- Note D.........................................       11,215
Directors' Fees -- Note G........................................        3,890
Distribution and Service Plan Fees -- Note E:
 Institutional Service Class.....................................        1,338
Account Services Fees -- Note F..................................        1,207
Other Expenses...................................................       32,760
Account Services Fees Waived -- Note F...........................       (1,207)
Investment Advisory Fees Waived -- Note B........................     (120,380)
                                                                  ------------
 Net Expenses....................................................    1,028,823
                                                                  ------------
Net Investment Income............................................      490,964
                                                                  ------------
Net Realized Loss on Investments.................................  (15,914,326)
Net Change in Unrealized Appreciation/Depreciation on
 Investments.....................................................    3,419,653
                                                                  ------------
Net Loss on Investments..........................................  (12,494,673)
                                                                  ------------
Net Decrease in Net Assets Resulting from Operations............. $(12,003,709)
                                                                  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months       Year
                                                        Ended         Ended
                                                    April 30, 1999 October 31,
                                                     (Unaudited)       1998
                                                    -------------- ------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income............................   $    490,964  $    882,421
 Net Realized Loss................................    (15,914,326)   (1,429,412)
 Net Change in Unrealized
  Appreciation/Depreciation.......................      3,419,653   (16,941,108)
                                                     ------------  ------------
 Net Decrease in Net Assets Resulting from
  Operations......................................    (12,003,709)  (17,488,099)
                                                     ------------  ------------
Distributions:
Net Investment Income:
 Institutional Class..............................       (488,655)     (734,739)
 Institutional Service Class......................           (580)       (3,012)
Net Realized Gain:
 Institutional Class..............................            --     (5,194,461)
 Institutional Service Class......................            --       (458,826)
                                                     ------------  ------------
 Total Distributions..............................       (489,235)   (6,391,038)
                                                     ------------  ------------
Capital Share Transactions -- Note K:
Institutional Class:
 Issued...........................................     70,426,914   307,875,138
 In Lieu of Cash Distributions....................        462,066     5,676,436
 Redeemed.........................................    (96,053,535) (121,405,023)
                                                     ------------  ------------
 Net Increase (Decrease) from Institutional Class
  Shares..........................................    (25,164,555)  192,146,551
                                                     ------------  ------------
Institutional Service Class:
 Issued...........................................        503,033       540,187
 In Lieu of Cash Distributions....................            579       461,838
 Redeemed.........................................       (248,216)   (4,689,699)
                                                     ------------  ------------
 Net Increase (Decrease) from Institutional
  Service Class Shares............................        255,396    (3,687,674)
                                                     ------------  ------------
 Net Increase (Decrease) from Capital Share
  Transactions....................................    (24,909,159)  188,458,877
                                                     ------------  ------------
 Total Increase (Decrease)........................    (37,402,103)  164,579,740
Net Assets:
 Beginning of Period..............................    213,953,844    49,374,104
                                                     ------------  ------------
 End of Period (including undistributed net
  investment income of $170,145 and $168,416,
  respectively)...................................   $176,551,741  $213,953,844
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                       Institutional Class Shares
                         -------------------------------------------------------------
                           Six Months
                             Ended               Years Ended October 31,
                         April 30, 1999  ---------------------------------------------
                          (Unaudited)      1998      1997     1996     1995     1994
                         --------------  --------   -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....    $  14.52     $  16.60   $ 14.11  $ 13.19  $ 12.13  $ 14.24
                            --------     --------   -------  -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..        0.04         0.07      0.06     0.09     0.08     0.01
 Net Realized and
  Unrealized Gain
  (Loss)................       (0.78)       (0.31)     4.97     2.46     1.47     0.50
                            --------     --------   -------  -------  -------  -------
 Total From Investment
  Operations............       (0.74)       (0.24)     5.03     2.55     1.55     0.51
                            --------     --------   -------  -------  -------  -------
Distributions:
 Net Investment Income..       (0.04)       (0.07)    (0.13)   (0.09)   (0.08)     --
 Net Realized Gain......         --         (1.77)    (2.41)   (1.60)   (0.41)   (2.62)
                            --------     --------   -------  -------  -------  -------
 Total Distributions....       (0.04)       (1.84)    (2.54)   (1.69)   (0.49)   (2.62)
                            --------     --------   -------  -------  -------  -------
Capital Contribution....         --           --        --      0.06      --       --
                            --------     --------   -------  -------  -------  -------
Net Asset Value, End of
 Period.................    $  13.74     $  14.52   $ 16.60  $ 14.11  $ 13.19  $ 12.13
                            ========     ========   =======  =======  =======  =======
Total Return+...........       (5.14)%**    (2.10)%   42.33%   22.51%   13.57%    4.54%
                            ========     ========   =======  =======  =======  =======
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands).....    $175,876     $213,491   $45,060  $20,953  $20,847  $19,561
Ratio of Expenses to
 Average Net Assets.....        1.03%*       1.03%     1.03%    1.03%    1.03%    1.03%
Ratio of Net Investment
 Income to Average Net
 Assets.................        0.49%*       0.62%     0.50%    0.75%    0.66%    0.06%
Portfolio Turnover
 Rate...................          54%          39%       86%     106%     170%     121%
Ratio of Voluntarily
 Waived Fees and
 Expenses Assumed by
 Affiliates to Average
 Net Assets.............        0.12%*       0.08%     0.29%    0.48%    0.32%    0.29%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        1.03%*       1.03%     1.03%    1.03%    1.03%     N/A

 * Annualized
** Not Annualized
 + Total return would have been lower had certain fees not been waived and ex-
   penses assumed by Affiliates.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                Institutional Service Class Shares
                              --------------------------------------
                                Six Months                August 1,
                                  Ended      Year Ended  1997*** to
                              April 30, 1999 October 31, October 31,
                               (Unaudited)      1998        1997
                              -------------- ----------- -----------
Net Asset Value, Beginning
 of Period..................      $14.51       $16.59      $14.95
                                  ------       ------      ------
Income From Investment
 Operations
 Net Investment Income......       (0.05)        0.16        0.01
 Net Realized and Unrealized
  Gain (Loss)...............       (0.70)       (0.46)       1.64
                                  ------       ------      ------
 Total From Investment
  Operations................       (0.75)       (0.30)       1.65
                                  ------       ------      ------
Distributions:
 Net Investment Income......       (0.01)       (0.01)      (0.01)
 Net Realized Gain..........         --         (1.77)        --
                                  ------       ------      ------
 Total Distributions........       (0.01)       (1.78)      (0.01)
                                  ------       ------      ------
Net Asset Value, End of
 Period.....................      $13.75       $14.51      $16.59
                                  ======       ======      ======
Total Return+...............       (5.16)%**   (2.49)%      11.04%**
                                  ======       ======      ======
Ratios and Supplemental Data
Net Assets, End of Period
 (Thousands)................      $  676       $  463      $4,314
Ratio of Expenses to Average
 Net Assets.................        1.43%*       1.43%       1.43%*
Ratio of Net Investment
 Income to Average Net
 Assets.....................        0.07%*       0.23%       0.24%*
Portfolio Turnover Rate.....          54%          39%        100%
Ratio of Voluntarily Waived
 Fees and Expenses Assumed
 by Affiliates to Average
 Net Assets.................        0.12%*       0.08%       0.21%*
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............        1.43%*       1.43%       1.43%*

  * Annualized
 ** Not Annualized
*** Initial offering of Institutional Service Class Shares
   + Total return would have been lower had certain fees not been waived and expenses assumed by Affiliates.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (Unaudited)

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a di-versified, open-end management investment company. At April 30, 1999, the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares--Institutional Class Shares and Institu-tional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objec-tive of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average be-tween the last reported bid and last reported offer prices quoted on such day. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approxi-mates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.
    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of

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UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

  the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income quarterly. Any realized net capi-tal gains will be distributed at least annually. All distributions are re-corded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial re-porting purposes which was not subject to taxation.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments.
    Permanent book and tax basis differences relating to shareholder distri-butions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

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UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
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  Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific ex-penses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Fiduciary Management Associates, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.03% of average daily net assets of the Portfolio's Institutional Class Shares and 1.43% of the average daily net assets of the Portfolio's Institutional Service Class Shares.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing and transfer agent services to the Portfolio un-der a Fund Administration Agreement. The Administrator has entered into a Mu-tual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative and fund accounting services. The Administrator has entered into an Agency Agreement with DST Sys-tems, Inc. ("DST"), under which DST provides transfer agent and dividend-dis-bursing services. The Administrator has also entered into an agreement with UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of UAM, to serve as the shareholder-servicing agent for the UAM Funds.

  In exchange for administrative services, the Portfolio pays a five-part fee to the Administrator as follows:
  --Effective April 15, 1999, an annual base fee, which is retained by the Administrator, calculated at an annual rate equal to $14,500 for the first operational share class and $3,000 for each additional class.
  --A portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio, which is retained by the Administrator.

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

  --An annual base fee that the Administrator pays to CGFSC for its adminis-trative and fund accounting services calculated at an annual rate of no more than $52,500 for the first operational share class: $7,500 for each additional operational share class: plus 0.039% of their pro rata share of the combined average net assets of the UAM Funds.
  --An annual base fee that the Administrator pays to DST for its services as transfer agent and dividend-disbursing agent equal to $10,500 for each operational share class.
  --An annual base fee that the Administrator pays to UAMSSC for its serv-ices as shareholder-servicing agent equal to $7,500 for the first opera-tional share class and $2,500 for each additional class.

  The Portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  For the six months ended April 30, 1999, the Administrator earned $200,902 from the Portfolio of which $71,533 and $49,069 was paid to CGFSC and UAMSSC, respectively, for their services.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited ag-gregate payments under the Plan to 0.50% per annum of the Service Class Share's net assets. The Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

  In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily net asset value of Service Class Shares owned by clients of the Service Agents.

  F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a

UAM FUNDS                                           FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Pro-vider provided participant recordkeeping. Pursuant to the terms of the agree-ment, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

  G. Directors' Fees: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. Purchases and Sales: For the six months ended April 30, 1999, the Portfo-lio made purchases of $100,729,420 and sales of $110,918,745 of investment se-curities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quar-ter, is accrued by each participating portfolio based on its average daily un-used portion of the line of credit. During the six months ended April 30, 1999, the Portfolio had no borrowings under the agreement.

  J. Other: At April 30, 1999, 44% and 98% of total shares outstanding were held by 2 and 3 shareholders of Institutional Class Shares and Institutional Service Class Shares, respectively, owning 10% or greater of the aggregate to-tal shares outstanding.

  At October 31, 1998, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $1,429,412 which will expire on October 31, 2006.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------


  K. Capital Share Transactions: Transactions in capital shares for the Portfo-lio, by class, were as follows:

                             Institutional Class       Institutional Service
                                   Shares                   Class Shares
                          -------------------------  --------------------------
                            Six Months      Year       Six Months
                              Ended        Ended         Ended      Year Ended
                          April 30, 1999  October    April 30, 1999 October 31,
                           (Unaudited)    31, 1998    (Unaudited)      1998
                          -------------- ----------  -------------- -----------
Shares Issued............    4,845,561   19,559,739      34,433        37,114
In Lieu of Cash
 Distributions...........       32,701      368,405          40        29,875
Shares Redeemed..........   (6,784,522)  (7,937,299)    (17,202)     (295,072)
                            ----------   ----------     -------      --------
Net Increase (Decrease)
 from Capital Share
 Transactions............   (1,906,260)  11,990,845      17,271      (228,083)
                            ==========   ==========     =======      ========

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

Officers and Directors

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Director                                Assistant Secretary

Peter M. Whitman, Jr.
Director
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Fiduciary Management Associates, Inc.
55 West Monroe Street, Suite 2550
Chicago, IL 60603-5093

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110
                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.

                          [LOGO OF UAM APPEARS HERE]

Supplement dated June 22, 1999, to the FMA Small Company Portfolio Institutional and Institutional Service Class Prospectuses dated February 16, 1999

Except as the officers of the portfolio may permit, to invest in the portfolio you must satisfy the following minimum investment requirements:

                           To open an account                    To buy more shares
-----------------------------------------------------------------------------------
Minimum Investments        $2,500 -- regular account             $100
                           $500 -- IRAs
                           $250 -- spousal IRAs


                                                     [LOGO OF UAM APPEARS HERE]
                                                                            (R)